SUPPLEMENT DATED JANUARY 20, 2009
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2008

This supplement revises the Pacific Select Fund (fund) prospectus dated May 1, 2008, as supplemented (Prospectus). The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the fund Prospectus. Remember to review the Prospectus for other important information.

Effective May 1, 2009, UBS Global Asset Management (Americas) Inc. (UBS) will become the portfolio manager of the Large-Cap Growth Portfolio pursuant to approval by the fund’s board of trustees, including a majority of independent trustees, at its meeting held on January 13, 2009. In order to facilitate these changes, a portion of the portfolio’s holdings will be sold and new investments purchased in accordance with recommendations by the new portfolio manager. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the fund, may begin this transitioning prior to May 1, 2009. PLFA and/or the portfolio may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of portfolio holdings in connection with this transitioning. Certain investment policies and strategies of the Large-Cap Growth Portfolio will change at that time, as described below:

•	The definition of large-capitalization companies, currently those which are included in the Russell 1000 Growth Index, will change to those companies with a market capitalization of $3 billion or more.

•	The current 20% limitation of the portfolio’s assets that may be invested in foreign securities will remain the same; however, the limitation no longer excludes Canadian issuers.

•	The portfolio may continue to enter into foreign currency transactions and invest in restricted securities, but these transactions are no longer principal investment strategies of the portfolio.

The investment policies and strategies of the Large-Cap Growth Portfolio that take effect May 1, 2009, are described below:

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in equity securities of large-capitalization companies. The manager generally defines large-capitalization companies as those with a market capitalization of $3 billion or more. The portfolio primarily invests in large-capitalization stocks of U.S. companies, including preferred stocks, that the manager believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The portfolio normally concentrates its investments in 35-55 stocks. The portfolio may also invest up to 20% of its assets in foreign securities of any size, including emerging market countries.

In selecting securities, the manager seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To achieve this goal, the manager will consider a company’s earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.

The manager may use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities, to increase returns, currency hedging or risk management, or to otherwise help achieve the portfolio’s investment goal. The portfolio may engage in active securities lending.

Risks — may be affected by the following risks, among others:

•	price volatility
•	foreign investments and currency
•	emerging countries
•	derivatives and synthetics
•	securities lending

Please refer to Risks and risk definitions beginning on page 58 of the Prospectus for additional information.

UBS is an indirect, wholly-owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. As of September 30, 2008, UBS’ total assets under management, including its affiliates, were approximately $630 billion.

Each of the team members listed below will be jointly and primarily responsible for the day-to-day management of the portfolio.

Lawrence G. Kemp (Since 2009)	Managing director of UBS since 2005 and lead portfolio manager of UBS since 2002. Mr. Kemp was executive director of UBS prior to being promoted to his current position. He has over 20 years of investment experience and has a BA from Stanford University and an MBA from the University of Chicago.

Phil Ruvinsky (Since 2009)	Director of UBS since 2005, portfolio manager and equity analyst of UBS since 2003. Mr. Ruvinsky was associate director of UBS prior to being promoted to his current position. He has over 11 years of investment experience and has a BA from The University of Texas at Austin, an MBA from Columbia Business School and a JD from the University of Michigan Law School.

They are assisted by the UBS U.S. Large Cap Growth Team.

OTHER CHANGES TO PACIFIC SELECT FUND:

FEES AND EXPENSES

Effective January 1, 2009, footnote 6 to the Fees and Expenses table on page 11 of the Prospectus and on page 2 of the prospectus supplement dated December 15, 2008 is amended by deleting all references to a fee waiver and by adding the following:

In 2008, Capital Research waived a portion of its management fee through December 31, 2008.

ABOUT THE PORTFOLIOS

The information on pages 28 and 38 of the Prospectus in the Main Investments subsection for the Large-Cap Growth and Short Duration Bond Portfolios, respectively, is amended to add the following sentence: “This portfolio may engage in active securities lending.”. Additionally, for the above-named portfolios, the Risks subsection (also on pages 28 and 38 of the Prospectus, respectively) is amended to add a bullet for “securities lending” as a risk.

Both of the above named portfolios invested, on average, more than 10% of their assets in the securities lending collateral pool during the twelve month period ended December 31, 2008, along with other portfolios of the fund as described in the Prospectus. For information concerning the risks of securities lending, see the securities lending risk definition on page 64 in the Risks and Risk Definitions subsection of the Prospectus.

ABOUT THE PORTFOLIO MANAGERS

The biographical information on page 72 of the Prospectus regarding Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio is deleted and replaced with the following:

Adam J. Petryk, CFA (Since 2008)	Chief investment officer of Legg Mason Canada Inc., senior portfolio manager of Batterymarch and global investment strategist of Batterymarch’s global developed markets equity team since 2007. Prior to this, Mr. Petryk was deputy chief investment officer of Legg Mason Canada Inc. from 2005 to 2007 and vice president of qualitative management of Legg Mason Canada Inc. from 2004 to 2005. He has over 12 years of investment experience and a BS and MS from the University of Waterloo (Canada).

Charles F. Lovejoy, CFA (Since inception/2006)	Director of Batterymarch since 2006 and senior portfolio manager of Batterymarch’s global developed markets equity team since 1992. Mr. Lovejoy has over 28 years investment experience and a BS from Tufts University.

Christopher W. Floyd, CFA (Since inception/2006)	Portfolio manager of Batterymarch’s global developed markets equity team since 2003. Mr. Floyd has over 9 years of investment experience and a BA from Dartmouth College and an MBA from Cornell University.

The biographical information on page 80 of the Prospectus regarding Pacific Asset Management for the High Yield Bond Portfolio regarding Jason R. Rosiak is deleted and replaced with the information below. The biographical information on page 79 of the Prospectus for the Money Market Portfolio regarding Brendan L. Collins is deleted and replaced with the following:

Jason R. Rosiak (Since 2009)	Senior managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, leveraged loans, and structured products. Prior to joining Pacific Asset Management, he was executive director of UBS Investment Bank from 2006 to 2007 and senior vice president of PIMCO serving as a leveraged loan portfolio manager and head of high yield trading from 1996 to 2005. He has over 15 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

SUPPLEMENT DATED JANUARY 20, 2009 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2008, as supplemented (“SAI”). The changes within this supplement are currently in effect. This supplement must be preceded or accompanied by the Fund’s SAI. Remember to review the SAI for other important information.

INFORMATION ABOUT THE PORTFOLIO MANAGERS section —

In the Other Accounts Managed subsection beginning on page 110 of the SAI, the Asset Based Fees table is revised as follows:

Information regarding Adam J. Petryk with respect to the International Small-Cap Portfolio is added as reflected below.

Information regarding Brendan L. Collins with respect to the Money Market Portfolio is deleted and replaced with information regarding Jason R. Rosiak as reflected below.

	ASSET BASED FEES
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

International Small-Cap
Adam J. Petryk*	8	$1,829,233,629	19	$1,447,047,085	34	$3,656,646,271
Money Market
Jason R. Rosiak**	1	$733,761,775	None	N/A	2	$279,678,655

*	Numbers are as of October 31, 2008.

**	Numbers are as of September 30, 2008.

In the Investment Adviser to the Master Funds subsection beginning on page 132 of the SAI, the fourth and fifth paragraphs are deleted and replaced with the following:

For the Master Growth Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion; plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion; plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion; plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion; plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.285% on net assets in excess of $27.0 billion but not exceeding $34.0 billion; plus 0.28% on net assets in excess of $34.0 billion.

For the Master Growth-Income Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion; plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion; plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion; plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion; plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion; plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion; plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion; plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion; plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.222% on net assets in excess of $27.0 billion but not exceeding $34.0 billion; plus 0.219% on net assets in excess of $34.0 billion.

15-29215-00
PSFSAI109
85-29216-00